                           INCORPORATED UNDER THE LAWS OF
                               THE STATE OF MARYLAND
                          DRESDNER RCM GLOBAL FUNDS, INC.
                            DRESDNER RCM BALANCED FUND
                                      CLASS I
                                (Par Value $0.0001)

THIS CERTIFIES THAT                                 IS THE REGISTERED HOLDER OF
                   ---------------------------------
                             SHARES OF THE DRESDNER RCM BALANCED FUND CLASS I of
-----------------------------
Common Stock of DRESDNER RCM GLOBAL FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS              DAY OF                             AD.
    --------------      -----------------------------   -----------




    -----------------------------                 -----------------------------
              Secretary                                     President


                 SHARES               Par Value               Each
                                       $0.0001

                                    CERTIFICATE
                                        FOR
                                       SHARES

                             DRESDNER RCM BALANCED FUND
                             CLASS I of Common Stock of
                          DRESDNER RCM GLOBAL FUNDS, INC.


                      ISSUED TO:
                                --------------------------------

                      DATED:
                                --------------------------------

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED,                      HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   ----------------------
----------------------------------------------------------
----------------------------------------------------------------------------
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT                                          ATTORNEY TO
                      ------------------------------------------
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ----------------------



In presence of
              ------------------------------------------